UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2007

MAPLE MOUNTAIN EXPLORATIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-134568

(Commission File Number)

20-4711443

(IRS Employer Identification No.)

#507, 1313 East Maple Street, Suite 201, Bellingham, WA 98225,

(Address of principal executive offices and Zip Code)

(306) 824-6463

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2007 our directors approved a stock option plan (the “Stock Option Plan”), under which options to acquire common shares and issuances of common shares on exercise of such options may be made to the company’s directors, officers, consultants, service providers and employees. A total of 1,750,000 shares of our common stock may be issued pursuant to the Stock Option Plan.

Item 9.01. Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation SB:

99.1	2007 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPLE MOUNTAIN EXPLORATIONS INC.

/s/ Marvin Wosk

Marvin Wosk

President and Director

Date: May 29, 2007